EX-23.1

STRABALA, RAMIREZ & ASSOCIATES, INC.

EXHIBIT 23.1

                       INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference of our report dated
July 14, 2000, appearing in this Annual Report on Form 10-KSB of
ClubCharlie.com, Inc. for the year ended December 31, 1999.

STRABALA, RAMIREZ & ASSOCIATES, INC.

July 31, 2000


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